SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2006

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                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


        Federal                      0-50970                   42-1597948
-------------------------      ------------------------    ------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of incorporation)                                         Identification No.)



40  Main Street, Putnam, Connecticut                        06260
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(Address of principal executive offices)                  (Zip Code)

                                 (860) 928-6501
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              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 8.01.   Other Events.

     On January 9, 2006, Putnam Savings Bank, the wholly owned subsidiary of PSB Holdings, Inc., announced its plans to open a full-service branch office in the Price Chopper supermarket in the Summer of 2006 in the Riverfront Commons in Putnam, Connecticut.

     A press release issued by Putnam Savings Bank on January 9, 2006, is attached as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

        (c) Exhibits.


                  Exhibit No.             Description
                  -----------             -----------

                      99.1                Press release dated January 9, 2006




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PSB HOLDINGS, INC.


Dated: January 12, 2006                By: /s/ Robert G. Cocks, Jr.
                                           -----------------------------------
                                           Robert G. Cocks, Jr.
                                           President and Chief Executive Officer